SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2024 (February 14, 2024)

NIKA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

colorado	000-56234	90-0292940
(State or other jurisdiction of Nika Pharmaceuticals, Inc.)	(Commission File Number)	(IRS Employer Identification No.)

2269 Merrimack Valley Avenue
Henderson, NV 89044
(Address of principal executive offices) (Zip code)

(702)-326-3615
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Nika Pharmaceuticals, Inc. board of directors deemed it in the best interests of the company to dismiss independent accountant B F Borgers CPA PC on February 14, 2024 and engage Fruci & Associates II, PLLC. The members of the board of directors have discussed the issue with the former independent accountant, and Nika Pharmaceuticals, Inc. has authorized the former independent accountant to respond fully to the inquiries of the successor accountant concerning historical data.

On February 14, 2024, Nika Pharmaceuticals, Inc. engaged the firm of Fruci & Associates II, PLLC to serve as the independent accountant to audit the company’s financial statements.

The Nika Pharmaceuticals, Inc. board of directors has the highest regard for B F Borgers CPA PC and wishes it success in all its future endeavors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1 Nika Pharmaceuticals Inc. Dismissal Consent by B F Borgers CPA PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NIKA PHARMACEUTICALS, INC.

Dated: February 15, 2024	By:	/s/ Dimitar Slavchev Savov
Dimitar Slavchev Savov
Chief Executive Officer,
Director